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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 26, 2000

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             TEXAS                      0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
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ITEM 5. OTHER EVENTS

      On January 26, 2000, Consolidated Graphics, Inc. (the "Company") announced the results of its fiscal 2000 third quarter. A copy of the press release is attached hereto as Exhibit 99.1.

      The attached press release may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which would prevent the Company from achieving comparable financial results in the future or completing its pending or future acquisitions.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBIT

      (A) EXHIBIT

      The following exhibit is filed herewith:

            99.1 Press release of the Company dated January 26, 2000, related to the announcement of the Company's fiscal 2000 third quarter results.



                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                         CONSOLIDATED GRAPHICS, INC.
                                                (Registrant)

                                         By: /s/ G. CHRISTOPHER COLVILLE
                                                 G. Christopher Colville
                                                 EXECUTIVE VICE PRESIDENT-
                                                 MERGERS & ACQUISITIONS
                                                 CHIEF FINANCIAL AND
                                                 ACCOUNTING OFFICER

Date:  January 26, 2000

                                        2


                                                                    EXHIBIT 99.1

                                         FOR: Consolidated Graphics, Inc.

                                     CONTACT: Tara Taranto
                                              Consolidated Graphics, Inc.
                                              Investor Relations Manager
                                              (713) 787-0977

                                              Betsy Brod/Keith Curtis
                                              Media:Jennifer Kirksey
                                              Morgen-Walke Associates, Inc.
                                              (212) 850-5600


FOR IMMEDIATE RELEASE


               CONSOLIDATED GRAPHICS REPORTS THIRD QUARTER RESULTS

      Houston, Texas - January 26, 2000 - Consolidated Graphics, Inc. (NYSE:CGX) today announced results for the third quarter and nine months ended December 31, 1999.

Third Quarter:

      Sales increased 34% to $158.4 million;

      Operating income grew 12% to $18.2 million;

      Net income increased 2% to $8.9 million;

      Earnings per diluted share decreased 7% to $.56 per share.

Nine Months:

      Sales increased 49% to $457.1 million;

      Operating income grew 39% to $59.7 million;

      Net income increased 34% to $30.3 million;

      Earnings per diluted share increased 18% to $1.93 per share.


      As previously announced, third quarter financial results were negatively impacted by reduced demand and pricing pressures attributable to a slowdown in industry conditions.

      Joe R. Davis, Chairman and Chief Executive Officer, commented, "While an overall softness in the industry impacted our profitability in the third-quarter, we are optimistic about our long-term prospects for the Company. We remain committed to achieving above industry average growth rates and profit margins and investing in technology, equipment, and people to achieve these goals.

                                     -MORE-

Consolidated Graphics Reports Third Quarter Results                     Page -2-

In addition to executing our on-going strategy of growing our core printing revenue base, we have initiated a multi-faceted e-business strategy. This, we believe, will strengthen our relationships with existing customers by providing better service levels and faster turnaround time; enable us to pursue strategic partnerships with e-business providers to gain additional customers; and further link our network of printing companies together in order to meet the growing needs of our customers."

      Mr. Davis concluded, "In addition to our focus on improving our operating results and implementing our internet strategy, we are also committed to using our strong financial position to our strategic advantage. In the near-term, we believe our share repurchase program, under which we have purchased 1.5 million shares to date, is an effective use of our available capital. Going forward, we will continue to screen and pursue acquisition opportunities, as acquisitions clearly remain part of our long-term growth strategy."

      Consolidated Graphics operates printing companies in 25 states with annualized revenues in excess of $640 million. For more information, visit the Company's Web site at www.consolidatedgraphics.com.

      This press release contains forward-looking statements, which involve known and unknown risks, uncertainties or other factors that could cause actual results to materially differ from the results, performance, or other expectations implied by these forward-looking statements. Consolidated Graphics' expectations regarding run-rate revenues assume, among other things, general economic conditions, continued demand for its product, the availability of raw materials, retention of its key management and operating personnel, as well as other factors detailed in Consolidated Graphics' filings with the Securities and Exchange Commission.

                                 (Table Follows)

                           CONSOLIDATED GRAPHICS, INC.
                          Consolidated Income Statement
                    (In thousands, except per share amounts)


                                       THREE MONTHS ENDED     NINE MONTHS ENDED
                                          DECEMBER 31,           DECEMBER 31,
                                       -------------------   -------------------
                                         1999       1998       1999       1998
                                       --------   --------   --------   --------

Sales ..............................   $158,408   $118,278   $457,123   $306,648
Cost of Sales ......................    112,195     81,128    317,641    210,011
  GROSS PROFIT .....................     46,213     37,150    139,482     96,637
Selling Expense ....................     15,516     11,676     44,427     30,139
General and Administrative Expense .     12,450      9,155     35,367     23,697
  OPERATING INCOME .................     18,247     16,319     59,688     42,801
Interest Expense ...................      3,486      2,142      9,168      5,615
  Pretax Income ....................     14,761     14,177     50,520     37,186
Income Taxes .......................      5,906      5,526     20,208     14,502
  NET INCOME .......................   $  8,855   $  8,651   $ 30,312   $ 22,684

Earnings Per Share - Basic .........   $    .56   $    .61   $   1.96   $   1.68

Earnings Per Share - Diluted .......   $    .56   $    .60   $   1.93   $   1.63


Weighted Average Shares
    Outstanding - Basic ............     15,691     14,154     15,473     13,535

Weighted Average Shares
    Outstanding - Diluted ..........     15,836     14,520     15,675     13,912